Exhibit 10.17

Zosano Pharma Corporation
34790 Ardentech Court
Fremont, CA 94555
United States
Phone: 510-745-1200

Purchase Order	Revision	Order Date
P11007	0	1/14/2020
Supplier		Print Date
10230		3/9/2020

Duplicate

Purchase Order

Supplier
Harro Hofliger Packaging Systems
350 S. Main St.
Suite 315
Doylestown, PA 18901
United States

Ship To
Zosano Pharma Corporation
34790 Ardentech Court
Fremont, CA 94555
United States
510-745-1200

Contact	Ship Via
	Best Way
Payment Terms	**FOB**
Net 30 days	Destination

Remarks: Del To: Scott Cosner

Line	Item Number	Rev	Due Date	Qty Ord	Qty Open	UM	T	Unit Cost	Extended Cost
1	BigMAC Controls / HMI options Quote 5083-6993-19_PR108313		12/13/2019	93,840.0	93,840.0	DL	N	1.00	93,840.00
2	BigMAC Particle monitoring Quote 5120-7315-19_PR108313 - Particle Monitoring and Integration		12/13/2019	147,320.43	147,320.4	DL	N	1.00	147,320.43

		Tax Rate	Taxable	Non Taxable Amount	Tax Date
		0.00%	0.00	241,160.43	

usd	Line Total	241,160.43
	Total Tax	0.00
	Total Amount	241,160.43

3/9/2020 1/2 8:13:46 AM

3/9/2020 2/2 8:13:46 AM